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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): July 23, 2004


                              LSB CORPORATION
           (Exact name of registrant as specified in its charter)


     Massachusetts                       000-32955                  04-3557612
------------------------------      ----------------------   -------------------
(State or other jurisdiction of     Commission File Number    (I.R.S. Employer
incorporation or organization)                               Identification No.)


            30 Massachusetts Avenue, North Andover, MA                  01845
-----------------------------------------------------------------     --------
        (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (978) 725-7500


                                 Not applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                           CURRENT REPORT ON FORM 8-K

Item 1.     Changes in Control of Registrant

      Not applicable.

Item 2.     Acquisition or Disposition of Assets

      Not applicable.

Item 3.     Bankruptcy or Receivership

      Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant

      Not applicable.

Item 5.     Other Events

      Pursuant to regulation G, the LSB Corporation's press release dated July 23, 2004, reporting its quarterly dividend to shareholders for the third quarter 2004, is hereby attached as Exhibit 99.1 and incorporated by reference.

Item 6.     Resignations of Registrant's Directors

      Not applicable.

Item 7.     Financial Statements and Exhibits

      c. Exhibit

            99.1 Press release dated July 23, 2004 reporting LSB Corporation's quarterly dividend to shareholders for the third quarter 2004.

Item 8.     Change in Fiscal Year

      Not applicable.

Item 9.     Regulation FD Disclosure

      Pursuant to regulation FD, the LSB Corporation's press release dated July 23, 2004 reporting its quarterly dividend to shareholders for the third quarter 2004 is hereby attached as Exhibit 99.1 and incorporated by reference.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LSB CORPORATION


                                    /s/ PAUL A. MILLER
                                    ------------------------------------
July 23, 2004                       Paul A. Miller
                                    President and
                                    Chief Executive Officer


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                                  EXHIBIT INDEX

99.1 Press release announcing the Company's dividend to shareholders for the third quarter 2004.


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